Exhibit 32
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of BOK Financial Corporation ("BOK Financial") on Form 10-K/A for the fiscal year ending December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Stanley A. Lybarger and Steven E. Nell, Chief Executive Officer and Chief Financial Officer, respectively, of BOK Financial, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to our knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of BOK Financial.

June 29, 2006


/s/ Stanley A. Lybarger
---------------------------------
Stanley A. Lybarger
President
Chief Executive Officer
BOK Financial Corporation



/s/ Steven E. Nell
---------------------------------
Steven E. Nell
Executive Vice President
Chief Financial Officer
BOK Financial Corporation